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                                                                    EXHIBIT 4(b)


NUMBER                                                                    SHARES

                      MERRILL LYNCH REAL ESTATE FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                              CLASS _ COMMON STOCK

THIS CERTIFIES THAT                                CUSIP
                                                   SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS




is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES, PAR VALUE TEN CENTS ($0.10)
                      PER SHARE, OF CLASS _ COMMON STOCK OF

                      MERRILL LYNCH REAL ESTATE FUND, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

        This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation, and of all of the amendments from time to time made thereto.

        This Certificate is not valid unless countersigned by the Transfer
Agent.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


            /s/ Arthur Zeikel             /s/ Philip M. Mandel

                President                        Secretary


Countersigned:

        MERRILL LYNCH FINANCIAL DATA SERVICES, INC.
                                 Transfer Agent

By:

        Authorized Signature


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                      MERRILL LYNCH REAL ESTATE FUND, INC.


        The Corporation has the authority to issue stock of more than one class. A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each class to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent classes, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation.


        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common               UNIF GIFT MIN ACT--
                                            _______Custodian_______
                                            (Cust)          (Minor)
TEN ENT--as tenants by the entireties       under Uniform Gifts to
                                            Minors Act _________
                                                        (State)
JT TEN --as joint tenants with right
         of survivorship and not as
         tenants in common

     Additional abbreviations may also be used though not in the above list.

        For value received,................. hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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Please print or typewrite name and address including zip code of assignee

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__________________________________________________________________Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________________

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Attorney to transfer the said shares on the books of the within-named
Corporation with full power of substitution in the premises.

Dated,___________________


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               NOTICE:The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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           |   Signatures must be guaranteed by an "eligible guarantor  |
           |   institution" as such term is defined in Rule 17Ad-15     |
           |   under the Securities Exchange Act of 1934.               |
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